Exhibit 16.17(a)

Exhibit 16.17(a) FORM OF PROXY CARD To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. [PROXY SERVICE Address] BLUE OR BLACK INK AS FOLLOWS: IN BELOW BLOCKS VOTE, MARK TO KEEP THIS PORTION FOR YOUR RECORDS PORTION ONLY DETACH AND RETURN THIS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ] [ The shares represented by this proxy will be voted as instructed . Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" each proposal, and to grant discretionary power to vote upon such other business as may properly come before the Joint Special Meeting . Against Abstain For 1. Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Credit Suisse Managed Futures Strategy Fund (the “Acquired Fund”) to the Manteio Managed Futures Strategy Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust III (“IMST III”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class - by - class basis, to the shareholders’ respective holdings of shares of the Acquired Fund ; and 2. The transaction of such other business as may properly come before the Joint Special Meeting or any continuations after an adjournment thereof. The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Joint Special Meeting of Shareholders and the Proxy Statement . Please sign exactly as name appears above . If shares are held in the name of joint owners, each should sign, if possible . Attorneys - in - fact, executors, administrators, etc . , should give full title . If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person . Date Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX]

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders: The Notice and Proxy Statement is available at . M00000 - P00000 PROXY PROXY CREDIT SUISSE OPPORTUNITY FUNDS CREDIT SUISSE MANAGED FUTURES STRATEGY FUND PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 31, 2024 This Proxy is solicited on behalf of the Board of Trustees of Credit Suisse Opportunity Funds (the “Trust”), on behalf of the Credit Suisse Managed Futures Strategy Fund (the “Fund”) . Revoking any such prior appointments, the undersigned hereby appoints as proxies [ ] and [ ] (or, if only one shall act, that one), and each of them (with power of substitution), to vote all shares of the Fund that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held at the offices of UBS Asset Management (Americas) LLC, Eleven Madison Avenue, Floor 2 B, New York, New York 10010 , on October 31 , 2024 at 2 : 00 p . m . Eastern time, and any adjournment(s) thereof (the “Special Meeting”), with all the power the undersigned would have if personally present . This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side . In their discretion, the proxies may vote with respect to all other matters that properly come before the Special Meeting . Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged . IF NO SPECIFICATION IS MADE AND THE PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL . YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD

FORM OF PROXY CARD To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. [PROXY SERVICE Address] BLUE OR BLACK INK AS FOLLOWS: IN BELOW BLOCKS VOTE, MARK TO KEEP THIS PORTION FOR YOUR RECORDS PORTION ONLY DETACH AND RETURN THIS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ] [ The shares represented by this proxy will be voted as instructed . Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" each proposal, and to grant discretionary power to vote upon such other business as may properly come before the Joint Special Meeting . Against Abstain For 3. Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Credit Suisse Multialternative Strategy Fund (the “Acquired Fund”) to the Manteio Multialternative Strategy Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust III (“IMST III”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class - by - class basis, to the shareholders’ respective holdings of shares of the Acquired Fund ; and 4. The transaction of such other business as may properly come before the Joint Special Meeting or any continuations after an adjournment thereof . The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Joint Special Meeting of Shareholders and the Proxy Statement . Please sign exactly as name appears above . If shares are held in the name of joint owners, each should sign, if possible . Attorneys - in - fact, executors, administrators, etc . , should give full title . If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person . Date Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX]

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders: The Notice and Proxy Statement is available at . M00000 - P00000 PROXY PROXY CREDIT SUISSE OPPORTUNITY FUNDS CREDIT SUISSE MULTIALTERNATIVE STRATEGY FUND PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 31, 2024 This Proxy is solicited on behalf of the Board of Trustees of Credit Suisse Opportunity Funds (the “Trust”), on behalf of the Credit Suisse Multialternative Strategy Fund (the “Fund”) . Revoking any such prior appointments, the undersigned hereby appoints as proxies [ ] and [ ] (or, if only one shall act, that one), and each of them (with power of substitution), to vote all shares of the Fund that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held at the offices of UBS Asset Management (Americas) LLC, Eleven Madison Avenue, Floor 2 B, New York, New York 10010 , on October 31 , 2024 at 2 : 00 p . m . Eastern time, and any adjournment(s) thereof (the “Special Meeting”), with all the power the undersigned would have if personally present . This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side . In their discretion, the proxies may vote with respect to all other matters that properly come before the Special Meeting . Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged . IF NO SPECIFICATION IS MADE AND THE PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL . YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD